                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant / /

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     / / Definitive proxy statement

     /X/ Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         MINUTEMAN INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         MINUTEMAN INTERNATIONAL INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:  $125

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     / / Fee paid previously with preliminary materials.

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                     [LOGO]

                         MINUTEMAN INTERNATIONAL, INC.
                            111 SOUTH ROHLWING ROAD
                               ADDISON, IL. 60101
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                          TO BE HELD ON APRIL 21, 1995

Dear Shareholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Minuteman International, Inc., (the "Company"), an Illinois corporation, will be held on Friday, April 21, 1995, at 10:00 a.m., Central Daylight Savings Time, at Bank of America, 231 South LaSalle Street, Chicago, Illinois 60697 (Shareholders Meeting Room, Twenty First Floor) for the following purposes:

     1.  To elect the five members of the Company's Board of Directors.

     2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year, 1995.

     3. To ratify amending the corporate bylaws to change the annual meeting date to any time prior to May 31st of each year.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The close of business on March 1, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, whether or not you plan to attend this meeting, please sign, date and return the accompanying proxy in the enclosed self-addressed postage prepaid envelope. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the meeting.

                                            By Order of the Board of Directors

                                            [Sig cut]

                                            Jerome E. Rau
                                            President & Chief Executive Officer

Addison, Illinois
March 15, 1995

                         MINUTEMAN INTERNATIONAL, INC.
                            111 SOUTH ROHLWING ROAD
                            ADDISON, ILLINOIS 60101
                      ------------------------------------
                                PROXY STATEMENT
                      ------------------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 21, 1995

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Minuteman International, Inc. (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders of Minuteman International, Inc. at 10:00 A.M. Central Daylight Savings Time, to be held at Bank of America, 231 South LaSalle Street, Chicago, Illinois 60697 (Shareholders Meeting Room -- Twenty First Floor) on Friday, April 21, 1995, and at any and all adjournments of such meeting. A Notice of Annual Meeting and form of proxy accompany this Proxy Statement.

INFORMATION CONCERNING SOLICITATION AND VOTING RIGHTS

     This Proxy Statement and a proxy card were mailed on or about March 15, 1995, to all holders of common stock, (the "Common Stock"), of the Company entitled to vote at the Annual Meeting. This Proxy Statement provides information relating to the business to be transacted at the Annual Meeting. Only shareholders of record at the close of business on March 1, 1995, are entitled notice of and to vote at the meeting. As of such date, there were 3,568,385 shares of common stock outstanding. Each share of Common Stock entitles the holder to one vote upon all matters to be acted upon at the meeting. The presence at the meeting, in person or by proxy, of a majority of such outstanding shares shall constitute a quorum.

     A PROXY CARD IS ENCLOSED FOR YOUR USE. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE PAID IF MAILED IN THE UNITED STATES.

     You have three choices of each matter to be voted on the Annual Meeting. As to the election of directors, you may vote by checking the appropriate box on your proxy card: (i) to vote for all of the director nominees as a group; or
(ii) to withhold authority to vote for all director nominees as a group; or
(iii) to withhold authority to vote for any individual nominee by writing that nominee's name on the appropriate line. Concerning the other items, you may vote by checking the appropriate box: (i) to vote "FOR" the item, (ii) to vote "AGAINST" the item, or (iii) to "ABSTAIN" from voting on the item.

     You may revoke your proxy at any time before it is actually voted on at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the meeting and withdrawing the proxy. Each unrevoked proxy card properly executed and received prior to the close of the meeting will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted "FOR" the election of all directors as nominated and "FOR" the other proposals set forth in this Proxy Statement.

     The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. In addition, proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. The Company will reimburse banks, brokerage firms and other custodians, nominees, and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the holders of Common Stock as of March 1, 1995, (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding Common Stock of the Company, (ii) by each director, and (iii) by all directors and officers as a group. Unless otherwise indicated, all shares are owned directly.

                                                                   AMOUNT & NATURE           PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER(1)             OF BENEFICIAL OWNERSHIP       OF CLASS
-------------------------------------------------------------  -----------------------       --------
Hako-Werke International GmbH(2)                                      2,658,750                74.51%
Jerome E. Rau                                                           243,250                 6.82%
Frederick W. Hohage                                                       1,500                  .04%
James C. Schrader, Jr.                                                    2,000                  .05%
Frank R. Reynolds                                                           100                  .01%
All Directors and Officers as a Group (8 persons)(3)                  2,913,820                81.66%
Quest Advisory Corp(4)                                                  315,000                 8.83%
1414 Avenue of the Americas
New York, NY 10019

(1) Company address unless otherwise designated.

(2) Hako-Werke International GmbH is a wholly-owned subsidiary of Hako Werke, a West German Corporation.

(3) The shares owned by Jerome E. Rau, Frederick W. Hohage, James C. Schrader, Jr., Frank R. Reynolds and the shares owned by Hako-Werke International GmbH, for which Tyll Necker, a director of the Company, serves as Chief Executive Officer are included in the information for directors and officers as a group.

(4) Quest Advisory Corp. and Charles M. Royce have filed jointly with the Securities and Exchange Commission an amended Schedule 13G dated February 9, 1993, reporting beneficial ownership of 315,000 shares of common stock. Quest's President, Charles M. Royce, has sole voting and dispositive power.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

     Five (5) directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. All the nominees are currently members of the Board of Directors. Approval of any nominee requires the affirmative vote of a majority of the votes cast by the holder of the outstanding shares of common stock. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable.

                                                                      DATE OF ELECTION TO THE
           NAME                AGE      POSITION WITH THE COMPANY       BOARD OF DIRECTORS
---------------------------    ---     ---------------------------    -----------------------
Jerome E. Rau                  62      President, Chief Executive     May, 1981
                                         Officer, and Director
Tyll Necker                    65      Director                       June, 1980
Frederick W. Hohage (a)        57      Director                       December, 1988
Frank R. Reynolds (a)          58      Director                       April, 1982
James C. Schrader, Jr. (a)     42      Director                       December, 1988

(a) Denotes member of the Audit Committee

BUSINESS BIOGRAPHIES OF NOMINEES

     Jerome E. Rau has been President, Chief Executive Officer and a director of the Company since May, 1981. Mr. Rau previously was Vice President of Advance Machine Company, a Minnesota based competitor of the Company, similarly engaged in the manufacture and distribution of industrial cleaning equipment. He spent fifteen years in the employ of that company.

     Tyll Necker is and has been, for well over twenty years, Chief Executive Officer of Hako-Werke International GmbH, a German Company engaged in the manufacture and distribution of industrial cleaning equipment. Mr. Necker has served as a director of the Company since June, 1980. He is a director for I.B.M., Deutschland.

     Frederick W. Hohage has been a director of the Company since December of 1988. He has been President and a director of The Robert Bosch Corporation, Sales Group, a company headquartered in Broadview, Illinois and engaged in the manufacture and distribution of automotive parts since 1980.

     Frank R. Reynolds has been a director of the Company since April, 1982, and has served as general counsel to the Company since January, 1975. Mr. Reynolds is an attorney at law and principal of the law firm of Reynolds & Reynolds, Ltd., Chicago, Illinois.

     James C. Schrader, Jr. has been President of Precision Enterprises, Ltd., a foundry and machine company based in Warrenville, Illinois, since 1976. Mr. Schrader has served as a director of the Company since December, 1988.

     Jerome E. Rau has two sons Gregory J. Rau and Michael A. Rau, who are employed by the Company. There is no other family relationship between any director and any other director or nominee for director, executive officer or manager of the Company. No other nominee or director is a director for any other United States publicly held company.

     All directors will be elected to serve until the next annual meeting of shareholders to be held in 1996. Vacancies on the Board of Directors occurring between annual meetings may be filled by a majority of the remaining directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held four meetings during the fiscal year ended December 31, 1994. Each director attended 75% or more of the meetings, in person or by teleconference, of the Board of Directors and Board Committees of which he was a member.

     The Board of Directors has an Audit Committee comprised of Frederick W. Hohage, Frank R. Reynolds and James C. Schrader, Jr. The Audit Committee provides assistance to the Board of Directors in discharging its responsibilities in connection with the financial accounting practices of the Company and the internal controls related thereto, and represents the Board of Directors in connection with the services rendered by the Company's independent auditors. The Audit Committee met four times during 1994. The Board of Directors has a Compensation Committee comprised of Jerome E. Rau, Frederick W. Hohage, Frank R. Reynolds and James C. Schrader, Jr. The Compensation Committee seeks to align compensation with business strategy, Company value, management initiatives and Company performance.

     Each of the directors receives a $3,000 yearly retainer for services to the Board. In addition, each director receives $600 for each Board meeting attended. In the event a meeting is conducted entirely by teleconference, no fee is paid for attendance at that meeting.

EXECUTIVE OFFICERS AND MANAGERS

     The following tables set forth certain information with respect to the Executive Officers of the Company and individuals making significant contributions to the business of the Company (the business biography for Jerome
E. Rau is set forth above):

      NAME          AGE                    TITLE
----------------    ----    -----------------------------------
Jerome E. Rau         62    President, Chief Executive Officer
                              and Director
Gary E. Palmer        46    Vice President of Engineering
Gregory J. Rau        35    Vice President of Sales
Michael A. Rau        34    General Manager
Thomas J. Nolan       40    Chief Financial Officer, Secretary
                              and Treasurer
Michael Gravelle      61    President and General Manager
                              Minuteman Canada, Inc.

     Gary E. Palmer has been with the Company since March, 1983, when he was hired as Director of Engineering. He has been Vice President of Engineering since March, 1989.

     Gregory J. Rau has been Vice President of Sales since March, 1989. Mr. Rau started with the Company as a Division Manager in 1983 and was promoted to Senior Division Manager in 1984 and Field Sales manager in 1986.

     Michael A. Rau has been with the Company since May, 1984, when he was hired as a Special Products Manager. He was promoted to General Manager in 1992.

     Thomas J. Nolan was elected Vice President of Finance, Chief Financial Officer and Treasurer of the Company in August, 1989, and Secretary in 1991. From 1984 though August, 1989, he was Director of Finance with Everco Industries, a Skokie, Illinois manufacturer and distributor of automotive replacement parts.

     Michael Gravelle has been President and General Manager of Minuteman Canada, Inc., a subsidiary of the Company, since 1984.

     The officers of the Company are elected annually by the Board of Directors after the Annual Meeting of Shareholders is held. Each officer holds office until his successor is duly elected and qualified or until his death, resignation or removal, if earlier. Any officer may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation policy is administered by the Compensation Committee. This policy is designed to attract, develop, reward and retain highly qualified and productive individuals; to relate compensation to both Company and individual performance; and to ensure compensation levels are externally competitive and internally equitable. In its annual review of executive officers' compensation, the Compensation Committee considers significant the recommendation from the President and Chief Executive Officer regarding compensation levels for executive officers. Other considerations include the individual's level and scope of responsibility, experience, and subjective evaluation of overall Company performance, individual performance, internal equity as well as pay practices of other companies.

EXECUTIVE MANAGEMENT COMPENSATION

     The following table sets forth all cash compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 1994, 1993 and 1992 paid to each executive officer or manager whose cash compensation exceeded $100,000:

                                                                   OTHER
        NAME/TITLE             YEAR      SALARY      BONUS (A)      (B)
---------------------------    -----    ---------    ---------    --------
Jerome E. Rau                   1994    $ 100,000    $ 203,000    $ 24,000
President and                   1993      100,000      173,000      20,000
Chief Executive Officer         1992       85,000      137,000      17,000

Gary E. Palmer                  1994    $ 100,000    $  11,000    $  7,000
Vice President of               1993       94,000        7,000       6,000
Engineering                     1992       88,000        3,000       6,000

Gregory J. Rau                  1994    $ 102,000    $  11,000    $  6,000
Vice President of               1993       94,000        7,000       4,000
Sales                           1992       88,000        3,000       4,000

Michael A. Rau                  1994    $  85,000    $  10,000    $  6,000
General Manager                 1993       79,000        7,000       4,000
                                1992       71,000        3,000       4,000

Thomas J. Nolan                 1994    $ 102,000    $  11,000    $  7,000
Chief Financial Officer,        1993       94,000        7,000       4,000
Secretary and Treasurer         1992       88,000        3,000       5,000

(a) Includes compensation amounts payable in 1995 for services performed in 1994.

(b) Includes director fees, amounts contributed by the Company to Employee Savings Plan, and perquisites including use of corporate automobile and Country Club membership.

     The Company has entered into an Employment Agreement with Jerome E. Rau, President and Chief Executive Officer of the Company. Mr. Rau's compensation package is designed to encourage short and long term performance in line with the interest of our shareholders. Mr. Rau's salary was increased $15,000 to $100,000 effective January 1, 1993, based upon the compensation considerations previously mentioned. Under this Agreement, Mr. Rau will receive an annual salary plus a percentage of consolidated net sales and consolidated income before taxes of the Company. The terms of the Agreement further provide for reimbursement of expenses, insurance benefits, vacations and deferred compensation following termination from the Company. The Agreement is automatically extended on each anniversary date unless the Company gives written notice of the non-extension twelve months prior to the anniversary date. In the event the Company terminates the Agreement, Mr. Rau will be paid his salary for the balance of the term, and the additional compensation based upon net sales and profits reduced by 25%. Mr. Rau is restricted from competing with the Company in the United States and Canada for six months in the event the Company terminates the Agreement, or for twelve months if Mr. Rau terminates the Agreement.

     The Company has entered into employment agreements with all other current executive officers. Under these agreements, each executive officer is entitled to salary, discretionary bonus to be determined by the Compensation Committee of the Company, reimbursement of expenses, insurance benefits, Employee Savings Plan benefits, vacations and, in the event of termination by the Company, deferred compensation in the amount of 75% of the employee's salary and the above benefits for the remainder of the term. The agreements are automatically extended on each anniversary date unless the Company gives written notice of the non-extension twelve months prior to the anniversary date.

     In addition, the Company and Michael Gravelle are parties to an Employment Agreement under which Mr. Gravelle receives a salary plus commissions on net sales, and a bonus dependent upon net profits of Minuteman Canada, Inc. The terms provide for reimbursement of expenses, insurance, vacations, benefits and, in the event of termination, deferred compensation in the amount of salary for the remainder of the term, and the additional compensation based upon net sales and profits reduced by 25%. The Agreement is automatically extended on each anniversary date unless the Company gives written notice of the non-extension twelve months prior to the anniversary date.

BOARD OF DIRECTOR INTERLOCKS, INSIDER PARTICIPATION AND RELATED TRANSACTIONS

     Tyll Necker, as previously disclosed, is Chief Executive Officer of Hako-Werke International. The following transactions are between the Company and Companies under his control:

          By agreement dated March 1, 1994 with Hako-Werke, the Company agreed to discontinue the use of the "Hako" trademark on any products intended for sale in any country. It was further agreed that the Company and Hako-Werke would be free to market and distribute each of their products throughout the world, however, Hako-Werke would not export products bearing the trademark "Hako" into North America before April 30, 1996.

          The Company purchases various industrial sweepers and automatic scrubbers, and replacement parts from Hako-Werke. The Company's purchases from Hako-Werke during 1994 were $512,000.

          The Company sells equipment and parts to Hako-Werke and its affiliated companies. Sales in 1994 to those companies were $1,962,000 representing 4.7% of the Company's consolidated net sales. The Company intends to continue to sell its products to Hako-Werke and its affiliated foreign companies.

          Amounts due to Hako-Werke, which relate to these purchases, are due ninety days from shipping date. Amounts due from affiliates, which relate to these sales, are due within one hundred twenty days from the date of sale. From time to time the Company and Hako-Werke exchange technologies and make appropriate charges, to each party, the amounts of which were not material during 1994.

     Frank Reynolds, as previously disclosed, is a principal in the law firm of Reynolds and Reynolds, Ltd., and has served as legal counsel for the Company since 1975. It is anticipated that he will perform these services in 1995 as well. During the year ended December 31, 1994, the Company paid $58,000 in legal fees to his firm.

     During the fiscal year 1994, there have been no transactions between the Company and any executive officer, director or 5% beneficial owner of the Company's Common Stock, in which one of the foregoing individuals had an interest of more than $100,000 except the transactions identified above.

     The Company believes the transactions between the Company and its officers, directors and shareholders and their affiliates, have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

     Below is a performance graph comparing the cumulative five year shareholder return of the Company's stock with a performance indicator of the NASDAQ Stock Market and a peer group index:

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                         MINUTEMAN INTERNATIONAL, INC.



CRSP TOTAL RETURNS INDEX FOR:                                 12/29/89    12/31/90     12/31/91    12/31/92    12/31/93     12/30/94
Minuteman International Inc                                   100.0        52.0         75.6        70.5       116.6        117.4
Nasdaq Stock Market (US Companies)                            100.0        84.9        136.3       158.6       180.9        176.9
NASDAQ Stocks (SIC 3600-3699 US + Foreign)                    100.0        85.0        129.6       189.6       268.0        277.1
Electronic & electrical equip & compnts, exc computer equip

EMPLOYEES SAVINGS PLAN

     In April, 1988, the Company's shareholders approved the Minuteman International, Inc. Employee Savings Plan ("Employee Savings Plan") which implements an employee systematic savings program allowing employees to shelter earned income on a tax deferred basis, and providing that the Company make matching contributions for the benefit of its employees. The Principal Financial Group administers the Employee Savings Plan through a single trust for the benefit of all employees.

     Any employee of the Company, having completed one year of service, is eligible to participate in the Employee Saving Plan. A participating employee may elect to contribute, to the trust, between 1% and 15% of his earnings in any plan year, which amount is allocated to his individual employee account. The Company makes matching contributions to the plan's individual employee accounts in an amount equal to 45% of each participant's yearly contribution, but in no event to exceed the sum of $630 per year. The Company may also elect to contribute additional sums equal to a percentage of the Company's gross profits, as determined by the Board of Directors. In total, the Company contributed $207,000 to the Employee Savings Plan for 1994.

     In the event employment terminates through retirement, disability or death, the participant or his designated beneficiary is entitled to receive 100% of the value of such participant's account attributable to the employee and the Company's contributions to the Employee Savings Plan. If employment is terminated for any other reason, the participant will receive 100% of the value of his account attributable to his contributions and an increasing percentage of the value of his account attributable to the Company's contributions, depending upon the participant's years of service. Participating employees rights to employer contributions are vested 20% each year between three and seven years of service to the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE ABOVE NAMED NOMINEES TO THE BOARD OF DIRECTORS.

                                  PROPOSAL TWO
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as independent auditors to audit the Company's financial statements for the fiscal year ending December 31, 1995, and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Neither Ernst & Young LLP, nor any of its members have ever been connected with the Company as promoter, underwriter, voting trustee, director, officer or employee. It is anticipated that a representative of Ernst & Young LLP will be present at the meeting with the opportunity to make a statement, if he so desires, and to respond to any appropriate questions shareholders may have.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                                 PROPOSAL THREE
                   RATIFICATION AMENDING THE CORPORATE BYLAWS
                       FOR DATE CHANGE OF ANNUAL MEETING

     The Board of Directors has approved amending the corporate bylaws to allow changing the date of the annual meeting and recommends that the shareholders vote for ratification of the date change to anytime prior to May 31st of each year.

     The Board of Directors believes this will allow for greater flexibility and avoid conflicts with customers' demands.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE ANNUAL MEETING DATE CHANGE TO ANY TIME PRIOR TO MAY 31ST OF EACH YEAR.

                    COMPLIANCE WITH SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Executive officers and directors are required by SEC regulations to furnish the Company with all copies of all Section 16(a) forms they file. These forms are routinely prepared by the Company's corporate attorneys. Based solely on a review of the copies of such forms, it was noted that a November 1994 transaction in common stock concerning Mr. Frederick W. Hohage was inadvertently not filed. However, upon becoming aware of the oversight, a corrected report was promptly filed.

                           ANNUAL REPORT ON FORM 10-K

     Upon sending a written request to Minuteman International, Inc., 111 South Rohlwing Road, Addison, Illinois 60101, shareholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year-ended December 31, 1994, filed with the Securities and Exchange Commission.

                             SHAREHOLDER PROPOSALS

     The Company currently anticipates the Annual Meeting of Shareholders in 1996 to be held prior to May 31, 1996. Accordingly, any shareholder desiring to submit a proposal for consideration at the next Annual Meeting of Shareholders should transmit such proposal to the Officers of the Company on or before November 15, 1995, for inclusion in the Company's Proxy Statement and form of proxy for that meeting.

                                 OTHER MATTERS

     The Company knows of no matters which are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

                                            By Order of the Board of Directors

                                            [Sig cut]

                                            Jerome E. Rau
                                            President and Chief Executive
                                            Officer

March 15, 1995

                        MINUTEMAN INTERNATIONAL, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                            FRIDAY, APRIL 21, 1995
                                10:00 A.M. CST
                                   HELD AT
                            BANK OF AMERICA, N.A.
                          231 SOUTH LASALLE STREET
                           CHICAGO, ILLINOIS 60697
                (SHAREHOLDERS MEETING ROOM-TWENTY FIRST FLOOR)

MINUTEMAN INTERNATIONAL, INC./PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 21, 1995.

The undersigned hereby appoints Jerome E. Rau, Tyll Necker, Frederick W. Hohage, Frank R. Reynolds, and James C. Schrader, Jr. each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all Common Stock of Minuteman International, Inc., standing in the undersigned's name, at the Annual Meeting of Shareholders of said Corporation to be held at Bank of America, N.A., 231 South LaSalle Street, Chicago, Illinois 60697 (Shareholders Meeting Room-Twenty First Floor) on April 21, 1995, at 10:00 a.m., Central Standard Time, upon those matters as described in the Proxy Statement for the Meeting and such other matters as may properly come before such meeting or any adjournments thereof.

Your vote for five directors may be indicated on the reverse side. Jerome E. Rau, Tyll Necker, Frederick W. Hohage, Frank R. Reynolds, and James C. Schrader, Jr. have been nominated for election as Directors.


(Continued and to be signed on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK BOX / / OR /X/




                                                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
1. Election of Directors: (duly nominated and named on the reverse side of this proxy)

  FOR all nominees        Authority         (Instruction: To withhold authority to vote for any individual nominee listed, write
(except as listed to      withheld for                     that nominee's name here:)
   the contrary)          all

                                            ________________________________________________________________________________________
     / /                    / /

2. Appointment of Ernst &          3. Corporate by law change-Annual        4. In their discretion, on other matters which properly
   Young LLP Independent              Meeting shall be held prior to        come before the meeting or any postponement or
   Auditors                           May 31st of each year.                adjournment thereof.

                                                                            You are urged to date, sign and return promptly this
                                                                            proxy in the envelope provided. It is important for you
                                                                            to be represented at the Meeting.  The execution of
                                                                            this proxy will not affect your right to vote in person
                                                                            if you are present at the Meeting and wish to so vote.
FOR     AGAINST    ABSTAIN         FOR     AGAINST    ABSTAIN

/ /      / /         / /           / /      / /         / /


                                                                                Dated: _______________________________________, 1995

                                                                                ____________________________________________________
                                                                                                       Signature

                                                                                ____________________________________________________
                                                                                              Signature if held jointly

                                                                                IMPORTANT: Please sign your name exactly as it
                                                                                appears hereon.  If acting as attorney, executor,
                                                                                trustee, or in some other representative capacity,
                                                                                or as officer of a corporation, please indicate
                                                                                your capacity or full title. For joint accounts,
                                                                                all tenants should sign.
"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
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                                                       FOLD AND DETACH HERE

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